UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 28, 2002

                                TSRG Corporation
                                ----------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                  33-24108D                         87-045382
                  ---------                         ---------
         (Commission File Number)        (IRS Employer Identification Number)


                             Rick Bailey, President
                            500 East Cheyenne Avenue
                          North Las Vegas, Nevada 89030
                    (Address of principal executive offices)

                                 (702) 399-4328
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)





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ITEM 5.           OTHER INFORMATION

         As of January 28, 2002, the number of shares outstanding of the registrant's Common Stock, $0.001 par value (the only class of voting stock), is 44,956,231.

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2002
                                            TRSG Corporation,
                                            A Delaware Corporation


                                            By: /s/ Rick Bailey
                                               -----------------------------
                                            Name:    Rick Bailey
                                            Title:   President


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